SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 9, 2003
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                      INTEGRATED INFORMATION SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  29947                   86-0624332
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(State or Other Jurisdiction     (Commission        (IRS Employer Identification
      of Incorporation)          File Number)                   No.)

                 1480 South Hohokam Drive, Tempe, Arizona 85281
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               (Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Regulation FD Disclosure

      On January 9, 2003, the Chairman of Integrated Information Systems, Inc. (the "Company") sent a letter to the shareholders, and the Company issued the letter as a press release. Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release dated January 9, 2003 titled "Integrated Information Systems Issues Letter to Shareholders."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number      Description

99.1 Press release of Integrated Information Systems, Inc. dated January 9, 2003, titled "Integrated Information Systems Issues Letter to Shareholders."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRATED INFORMATION SYSTEMS, INC.


Date: January 10, 2003                  By: /s/ James G. Garvey, Jr.
                                        ----------------------------------------
                                        James G. Garvey, Jr.
                                        Chairman, Chief Executive Officer
                                        and President


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